SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 28, 1997

                                SUNAMERICA INC.
              (Exact name of registrant as specified in charter)

          Maryland                     1-4618                86-0176061
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

           1 SunAmerica Center, Los Angeles, California  90067-6022
            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code (310) 772-6000

ITEM 5. Other Events.

       Exhibits are filed herewith in connection with the issuance by SunAmerica Inc. (the "Company") pursuant to the Company's Registration Statement on Form S-3 (File No. 333-31619) of $175,000,000 principal amount of the Company's 5.60% Debentures due July 31, 2097 (the "Debentures").

ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

                                   EXHIBITS

Exhibit 1.1          -     Purchase Agreement dated July 28, 1997 among the
                           Company and Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated, Deutsche Morgan Grenfell Inc. and
                           Morgan Stanley & Co. Incorporated, as
                           representatives of the Underwriters named therein, relating to the Debentures

Exhibit 4.1          -     Form of Debenture

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUNAMERICA INC.

Date: July 31, 1997

                                            By: /s/ Susan L. Harris
                                               -------------------------
                                               Susan L. Harris
                                               Senior Vice President and
                                                Secretary